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Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                            May 31, 2000
Current Due Period Ending                             Jun 30, 2000
Prior Distribution Date                               Jun 14, 2000
Distribution Date                                     Jul 14, 2000


Beginning Trust Principal Receivables             4,131,422,050.06
Average Principal Receivables                     4,131,293,701.25
FC&A Collections (Includes Recoveries)               71,964,318.63
Principal Collections                               123,101,347.90
Additional Balances                                  47,128,338.37
Net Principal Collections                            75,973,009.53
Defaulted Amount                                     28,523,095.74
Miscellaneous Payments                                        0.00
Principal Recoveries                                  4,328,779.00

Beginning Participation Invested Amount             537,770,644.60
Beginning Participation Unpaid Principal Balance    537,770,644.59
Ending Participation Invested Amount                524,168,382.95
Ending Participation Unpaid Principal Balance       524,168,382.94

Accelerated Amortization Date                         Oct 31, 2002
Is it the Accelerated Amortization Period?  0=No                 0

OC Balance as % of Ending Participation Invested            8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                    0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                   537,770,644.60
Numerator for Fixed Allocation                      551,794,252.27
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.25
Receivables)
Applicable Allocation Percentage                          13.0170%
Investor FC&A Collections                             9,367,597.86

Series Participation Interest Default Amount
Numerator for Floating Allocation                   537,770,644.60
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.25
Receivables)
Floating Allocation Percentage                            13.0170%
Series Participation Interest Default Amount          3,712,852.36


Principal Allocation Components
Numerator for Floating Allocation                   537,770,644.60
Numerator for Fixed Allocation                      551,794,252.27
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.25
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through             8.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                 8.0000%
(c) Rate Sufficient to Cover Interest, Yield and           7.0654%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid            537,770,644.59
Principal Balance
(e) Actual days in the Interest Period                          30
Series Participation Monthly Interest, [a*d*e]        3,585,137.63

Series Participation Interest Interest Shortfall              0.00
Previous Series Participation Interest Interest               0.00
Shortfall

Additional Interest                                           0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]    13,602,261.65

(a) Investor Principal Collections, [Max(b,h) or      9,889,409.29
e]
(b) prior to Accelerated Amort. Date or not Early 9,889,409.29 Amort. Period, [c*d]
(c) Floating Allocation Percentage                        13.0170%
(d) Net Principal Collections                        75,973,009.53
(e) after Accelerated Amort Date or Early Amort      16,441,972.21
Period, [f*g]
(f) Fixed Allocation Percentage                           13.3565%
(g) Collections of Principal
                                                    123,101,347.90

(h) Minimum Principal Amount, [Min(i,l)]              8,118,101.82
(i)  Floating Allocation Percentage of Principal     16,024,106.73
Collections
(j)  2.5% or 2.2% of the Series Participation        11,830,954.18
Interest Invested Amount
(k) Series Participation Interest Net Default         3,712,852.36
Payment Amount
(l)  the excess of (j) over (k)                       8,118,101.82

(m) Series Participation Interest Net Default         3,712,852.36
Payment Amount

(n) Optional Repurchase Amount (principal only)               0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections       9,367,597.86
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                   0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                 0.00
than HFC
Series Participation Interest Monthly Interest        3,585,137.63
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall               0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                        0.00
Series Participation Interest Default Amount          3,712,852.36
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-              0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                    896,284.41
Excess [Sec. 4.11(a)(vi)]                             1,173,323.46

Series Participation Investor Charge Off [Sec.                0.00
4.12(a)]

Seller's Interest
                                                  1,432,997,131.09


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Series 1997-2  Owner Trust Calculations
Due Period                                             June 2000
Payment Date                                        Jul 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       13,602,261.65
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         112,035.55

Series Participation Interest Monthly Interest      3,585,137.63

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,697,342.64
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           296,160.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           508,097.12
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             296,661.18
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        256,020.65
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-      6,958,218.91
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       3,264,542.81
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,156,192.23
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       952,158.32
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,271,149.38
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           112,035.55
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC            0.00
>0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             418,820.49
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,271,149.38
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided           0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          112,035.55
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,159,113.83
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            9,521.58

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Household Consumer Loan Trust, 1997-2
Series 1997-2
Owner Trust Calculations

Due Period Ending      Jun 30, 2000

Payment Date           Jul 17, 2000


Calculation of Interest Expense


Index (LIBOR)        6.651250%

Accrual end date,      Jul 17, 2000

accrual beginning date Jun 15, 2000

and days in Interest Period      32

                     Class A-1  Class A-2   Class A-3   Class B  Certificates Overcoll
                                                                               Amount

Beginning Unpaid    279,525,778 48,000,000 81,064,955 45,710,505 37,643,945 45,825,462
Principal Balance

Previously unpaid             0          0          0          0          0
interest/yield

Spread to index           0.18%      0.29%      0.40%      0.65%      1.00%

Rate (capped at       6.831250%  6.941250%  7.051250%  7.301250%
7.651250%
12.5%, 14%, 14%,
14%, 15%)

Interest/Yield        1,697,343    296,160   508,097     296,661    256,021
Payable on the
Principal Balance

Interest on                   0          0         0           0          0
previously unpaid
interest/yield

Interest/Yield Due    1,697,343    296,160   508,097     296,661    256,021

Interest/Yield Paid   1,697,343    296,160   508,097     296,661    256,021


Summary



Beginning Security  279,525,778 48,000,000 81,064,955 45,710,505 37,643,945 45,825,462
Balance

Beginning Adjusted  279,525,778 48,000,000 81,064,955 45,710,505 37,643,945
Balance

Principal Paid        7,070,254          0  3,264,543  1,156,192    952,158  1,271,149


Ending Security     272,455,524 48,000,000 77,800,412 44,554,313 36,691,787 44,666,348
Balance

Ending Adjusted     272,455,524 48,000,000 77,800,412 44,554,313 36,691,787
Balance

Ending Certificate                                                        0
Balance as %
Participation
Interest Invested
Amount

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Targeted Balance    272,567,559 57,658,522 77,800,412 44,554,313 36,691,787

Mininimum Adjusted              16,000,000 30,000,000 19,000,000 14,000,000 17,000,000
Balance

Certificate Minimum                                               5,294,625
Balance

Ending OC Amount as                                                         27,085,138
Holdback Amount

Ending OC Amount as                                                         17,581,210
Accelerated Prin Pmts


Beginning Net                 0          0          0          0          0          0
Charge offs

Reversals                     0          0          0          0          0          0

Charge offs                   0          0          0          0          0          0

Ending Net Charge             0          0          0          0          0          0
Offs


Interest/Yield Paid  $1.8611213 $6.1700000  $5.6455236  $5.2045821  $6.0957298
per $1000

Principal Paid per   $7.7524720 $0.0000000 $36.2726979 $20.2840742 $22.6704362
$1000




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